Deutsche Bank Leveraged Finance Conference September 27, 2016 Exhibit 99.1

Disclaimer This presentation and any related statements contain certain “forward-looking statements” about MPG’s financial results and estimates and business prospects within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “projects,” “believes,” “seeks,” “targets,” “forecasts,” “estimates,” “will” or other words of similar meaning and include, but are not limited to, statements regarding the outlook for the Company’s future business, prospects and financial performance; the industry outlook, our backlog and our 2016 financial guidance. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially due to global political, economic, business, competitive, market, regulatory, and other factors and risks, among them being: volatility in the global economy impacting demand for new vehicles and our products; a decline in vehicle production levels, particularly with respect to platforms for which we are a significant supplier, or the financial distress of any of our major customers; cyclicality and seasonality in the light vehicle, industrial and commercial vehicle markets; our significant competition; our dependence on large-volume customers for current and future sales; a reduction in outsourcing by our customers, the loss or discontinuation of material production or programs, or a failure to secure sufficient alternative programs; our failure to offset continuing pressure from our customers to reduce our prices; our inability to realize all of the sales expected from awarded business or fully recover pre-production costs; our failure to increase production capacity or over-expanding our production in times of overcapacity; our reliance on key machinery and tooling to manufacture components for powertrain and safety-critical systems that cannot be easily replicated; program launch difficulties; a disruption in our supply or delivery chain which causes one or more of our customers to halt production; the damage to or termination of our relationships with key third-party suppliers; work stoppages or production limitations at one or more of our customer’s facilities; a catastrophic loss of one of our key manufacturing facilities; failure to protect our know-how and intellectual property; the disruption or harm to our business as a result of any acquisitions or joint ventures we make; a significant increase in the prices of raw materials and commodities we use; our failure to maintain our cost structure; the incurrence of significant costs if we close any of our manufacturing facilities; potential significant costs at our facility in Sandusky, Ohio; the incurrence of significant costs, liabilities, and obligations as a result of environmental requirements and other regulatory risks; extensive and growing governmental regulations; the incurrence of material costs related to legal proceedings; our inability to recruit and retain key personnel; any failure to maintain satisfactory labor relations; pension and other postretirement benefit obligations; risks related to our global operations; competitive threats posed by global operations and entering new markets; foreign exchange rate fluctuations; our substantial indebtedness; our inability, or the inability of our customers or our suppliers, to obtain and maintain sufficient debt financing, including working capital lines; our exposure to a number of different tax uncertainties; the mix of profits and losses in various jurisdictions adversely affecting our tax rate. For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this press release and in our public filings, including under the heading “Risk Factors” in our filings that we make from time to time with the Securities and Exchange Commission. You should not consider any list of such factors to be an exhaustive statement of all the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Non-GAAP Financial Measures Combined Net Sales We define Combined Net Sales as the Net Sales of MPG plus the Net Sales of Grede prior to our acquisition of Grede. We present Combined Net Sales because our management considers it to be a useful, supplemental indicator of our performance when comparing periods before and after our acquisition of Grede. For a reconciliation of Combined Net Sales to Net Sales, the most directly comparable U.S. generally accepted accounting principles “GAAP” measure, see Appendix to this presentation. Adjusted EBITDA and Combined Adjusted EBITDA We define Adjusted EBITDA as net income (loss) before interest expense, provision for (benefit from) income taxes and depreciation and amortization, with further adjustments to reflect the additions and eliminations of certain income statement items, including (i) gains and losses on foreign currency and fixed assets and debt transaction expenses, (ii) stock-based compensation and other non-cash charges, (iii) sponsor management fees and other income and expense items that we consider to be not indicative of our ongoing operations, (iv) specified non-recurring items and (v) other adjustments. We define Combined Adjusted EBITDA as Adjusted EBITDA plus the Adjusted EBITDA of Grede prior to our acquisition of Grede. We believe Adjusted EBITDA is used by investors as a supplemental measure to evaluate the overall operating performance of companies in our industry. Management uses Adjusted EBITDA (i) as a measurement used in comparing our operating performance on a consistent basis, (ii) to calculate incentive compensation for our employees, (iii) for planning purposes, including the preparation of our internal annual operating budget, (iv) to evaluate the performance and effectiveness of our operational strategies and (v) to assess compliance with various metrics associated with our agreements governing our indebtedness. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating performance in the same manner as our management. We present Combined Adjusted EBITDA because our management considers it to be a useful, supplemental indicator of our performance when comparing periods before and after our acquisition of Grede. For a reconciliation of Adjusted EBITDA and Combined Adjusted EBITDA to income before tax, the most directly comparable measure determined under GAAP, see Appendix to this presentation. Adjusted Free Cash Flow We define Adjusted Free Cash Flow as Adjusted EBITDA less capital expenditures. Capital expenditures are on an accrual basis of accounting and can be calculated by taking the capital expenditures found in the investing section of our consolidated statements of cash flows and adjusting for the change in the period of the capital expenditure in accounts payables found in the supplemental cash flow information on our consolidated statements of cash flows. We present Adjusted Free Cash Flow because our management considers it to be a useful, supplemental indicator of our performance. When measured over time, Adjusted Free Cash Flow provides supplemental information to investors concerning our results of operations and our ability to generate cash flows to satisfy mandatory debt service requirements and make other non-discretionary expenditures. For a reconciliation of Adjusted Free Cash Flow to income before tax, the most directly comparable GAAP measure, see Appendix to this presentation. Free Cash Flow We define Free Cash Flow as net cash provided by operating activities, as stated on the Company’s condensed consolidated statement of cash flows, less capital expenditures, as stated on the Company’s condensed consolidated statement of cash flows. Adjusted EPS We define Adjusted EPS as Adjusted Net Income Attributable to Stockholders, defined as net income attributable to stockholders before the after-tax impact of (i) gains and losses on foreign currency transactions, including the re-measurement of the Company’s Euro denominated term loan (the “Euro Term Loan”), (ii) specific non-recurring items, and (iii) other adjustments, divided by the weighted average number of shares outstanding for the period on a diluted basis. For a reconciliation of Adjusted EPS to diluted EPS, the most directly comparable measure determined under GAAP, see "RECONCILIATION OF ADJUSTED EPS TO US GAAP DILUTED EPS”.

Business Overview and 2016 Priorities

The MPG Story MPG is a Powerful Cash Flow Engine… …Positioned for Long-Term Growth 1. Based on 2015 Net Sales excluding wheel bearings …with Strong Margins and Market Positions… Q2 2016 LTM Results Adjusted EBITDA – Capex of $313 million Net Debt reduction and dividends of $119 million Adjusted EBITDA margin of 18% Processes Forging Ductile Iron Casting Products Powertrain Concentration in higher growth powertrain applications 73% of Net Sales1

The MPG Value Proposition Leader in Advanced Metal Processes Unique Capabilities Powerful Customer Value Proposition Broad range of metal forming processes Expertise in complex, highly engineered components Global footprint ~60 locations 13 countries ~12,000 employees Leading NA capacity in supply constrained industry Light weighting and performance solutions Unique components for critical powertrain applications Seamless vertical integration capabilities

Broad Global Footprint ~60 locations in 13 countries Supports OEM global powertrain applications Leading NA capacity in supply constrained industry Expansion in both Mexico and China to support customer growth U.S. Brazil South Korea Germany Mexico England Spain Luxembourg France Czech Republic China India Japan 38 4 1 1 2 3 2 2 1 1 3 1 1

Market Outlook

North American Light Vehicle Production[1]



17.5
17.9
18.0
18.2
18.6
2015
2016
2017
2018
2019

European Light Vehicle Production[1]



20.9
21.5
21.8
22.2
22.6
2015
2016
2017
2018
2019

MPG Geographic Footprint[2]



Rest of World
4%
EU[7]
12%
North America
84%

North American Class 5-8 Vehicle Production[3]



557
477
473
511
525
237
247
242
247
255
320
230
231
264
270
2015
2016
2017
2018
2019
FTR Class 8
ACT Class 5-7

North American Construction Equipment[4]



207
185
190
204
219
2015
2016
2017
2018
2019

MPG End Market Contribution[5]



Industrial
7%
Commercial[6]
10%
Light Vehicle
83%

Mixed Outlook for Primary Markets

1. *Vehicle Production in millions: IHS September 2016*
2. *Based on 2015 Net Sales country of origin*
3. *Production in thousands, FTR/ACT September 2016*
4. *Production in thousands, Yengst March 2016*
5. *Based on 2015 Net Sales*
6. *Current class 5 – 7 and class 8 mix ~30%, ~70% respectively*
7. *UK contributes ~1% of MPG Net Sales*

MPG
PERFORMANCE DRIVEN

8

Based on 2015 Net Sales excluding Wheel Bearings Powertrain Conversion Driving Higher Fuel Economy Breakdown of MPG Product Portfolio1 Powertrain 73% Powertrain Content Auto Production MPG Focused On Faster Growing Powertrain Applications

MPG Drives Fuel Efficiency Light Weighting Vibration Reduction Noise Reduction Strength MPG Engineered Solutions Powertrain Conversions Downsizing of Engines Higher speed transmissions Vehicle weight reduction Supporting Industry Trends Industry Focus

MPG Supporting Fuel Efficiency… Old Design New Design Savings: 40% weight savings 25% anticipated cost savings Light Weighting Solutions to offset vibration inherent in downsized engines Precision-ground gears with dampening capability improve noise, vibration, and harshness (NVH) Vibration Control Noise Reduction Strength Old Design New Design Gear technology maintains strength in a smaller gear design

… Leading to Profitable Growth YTD3 New business is peak annual Net Sales. Programs generally launch and ramp up over the next 5 years. Combined Metaldyne, HHI, and Grede 2014 New Business Awards Through August 31, 2016 New Business Awards1 $ in millions Original Goal On pace to book ~$2 billion of New Business Awards 2016 Forecast 2

“One MPG” Driving Results Through People, Assets and Technology! Company Culture Talent management Entrepreneurial spirit Integration & Scale Leveraging our size and vertical integration capabilities Operations Excellence Safety & Quality Flawless Launches Our former iconic brands… …Combine to make a stronger “One MPG”

Brillion Acquisition MPG Strategy Opportunistic acquisition - $14 million purchase price Industry consolidation; similar equipment, process, and products Acquisition brings: Book of business – ~$66 million LTM revenue EBITDA/Cash Flow – Relocation and transition investment in 2016; positive EBITDA/Cash Flow anticipated in 2017 Equipment – Brillion recently invested in new equipment which will be transferred to other MPG facilities LTM and YTD financials as of Q2 2016 All financial information from ACW company presentations Select Customers 1 Brillion Sales and EBITDA $ in millions 1

Financials and 2016 Outlook

Financial Results Second Quarter Second Quarter YTD 2016 2015 2016 2015 Net Sales $728 $800 $1,468 $1,565 Adjusted EBITDA1 $135 $154 $273 $286 Adjusted EBITDA margin 18.6% 19.2% 18.6% 18.3% Capital Expenditures2 $46 $52 $91 $98 Free Cash Flow3 $24 $11 $33 $3 Adjusted Free Cash Flow2 $89 $102 $182 $188 Adjusted Free Cash Flow margin 12.2% 12.8% 12.4% 12.0% Fully Diluted EPS $0.51 $0.64 $0.87 $1.11 Adjusted EPS1 $0.49 $0.69 $1.04 $1.12 See Appendix for reconciliation to GAAP Capital Expenditures on an accrual basis, See definition of Adjusted Free Cash Flow Net cash provided by operating activities less capital expenditures Overall Strong Financial Results $ in million USD rounded except EPS

Second Quarter Bridge 2015 – 2016 Net Sales Adjusted EBITDA1 Macro Effects 1. See Appendix for reconciliation to GAAP $ in million USD rounded

Second Quarter YTD Bridge 2015 – 2016 Net Sales Adjusted EBITDA1 Macro Effects 1. See Appendix for reconciliation to GAAP $ in million USD rounded

MPG Liquidity $403 million3 of available liquidity as of Q2 2016 Continued strong cash flow generation, solid liquidity and increasing EBITDA margins Adj. EBITDA Margins Net Debt5 Net Debt decreased by $88M Senior Notes mature in 2022 Term Loans mature in 2021 Net Debt/ Adjusted EBITDA Net Debt / last twelve months Adjusted EBITDA as of Q2 2016 Cash + revolver availability Combined Adjusted EBITDA / Combined Net Sales (Non-GAAP) Total debt less cash and cash equivalents 4 2 1 1 $

Reinvesting in the Business Continuing to build backlog with new business awards and capital investment that supports future growth and returns Accelerate our Shareholder Value Cash flow to reduce net debt and repurchase shares Share repurchase upsized to $35M Voluntary debt reduction plan of $10M Rewarding our Shareholders $0.0925 per share dividend declared $3.0 million in debt payments and $11.8 million in share repurchases $45.5 million in capital investment1 Dividend declared of $6.3 million Balanced Use of Cash Flow Q2 2016 Shareholder Value Creation Value Creation Capital Expenditures On an accrual basis, See definition of Adjusted Free Cash Flow

Why Invest in MPG – Continued Shareholder Value Creation and Long-Term Growth

Near-Term Focus	Targeted Growth

Q2 2016 Results

- Adj. Free Cash Flow[1]: $89 million
- Adj. EBITDA margin: 18.6%
- New business wins[2]: $392 million YTD


~$3B
$4B
Net Sales

2016 Guidance

- Adj. Free Cash Flow[1]: $310 – $330 million
- Free Cash Flow[3]: ~$145 million
- Adj. EBITDA margin: ~18%

Future Drivers

- Execute on new business wins
- Realize growth in value-added, powertrain content
- Continue strategic global expansion

1. *Capital Expenditures on an accrual basis, See definition of Adjusted Free Cash Flow*
2. *Based on peak Net Sales; through August 2016*
3. *Net cash provided by operating activities less Capex (cash basis)*

MPG
PERFORMANCE DRIVEN

21

Appendix

Metal Markets and Currency Trends Scrap Price Bulletin July 2016 AMM July 2016 Depending on volume and related index OANDA.com Metal Markets USD to Euro4 1 2 Commodities pricing recovering from recent low point in 2015 A $1 movement in metals market index can range from ~$200 -$400K3 in annual Net Sales impact A 10% change in the Euro to U.S. dollar exchange rate has an impact of ~$27mm on our annual Net Sales A 1% change in EUR/USD rate would result in an after-tax FX gain/loss of ~$1.4M related to the Euro loan

Reconciliation of Adjusted EPS to U.S. GAAP Diluted EPS METALDYNE PERFORMANCE GROUP INC. RECONCILIATION OF ADJUSTED EPS TO US GAAP DILUTED EPS (In millions except per share amounts) Quarter Ended Six Months Ended July 3, 2016 June 28, 2015 July 3, 2016 June 28, 2015 Net income attributable to stockholders $ 35.5 44.1 $ 60.4 76.5 Weighted average shares outstanding - Diluted 69.8 68.7 69.3 68.7 Net income per share attributable to stockholders - Diluted $ 0.51 0.64 $ 0.87 1.11 Adjustments to Arrive at Adjusted Net Income Attributable to Stockholders Loss (gain) on re-measurement of Euro Term Loan $ (5.5) (4.1) $ 5.5 (4.1) Loss (gain) on foreign currency transactions - other (2.6) 0.2 0.7 (4.8) Loss on debt extinguishment — 0.4 — 0.4 Debt transaction expenses — 1.6 — 1.7 Non-recurring acquisition related items 2.1 0.4 3.4 0.1 Non-recurring operational items (1) 3.8 6.7 6.0 7.1 Tax impact of adjustments to net income attributable to stockholders 0.6 (1.6) (4.0) (0.1) Adjusted Net Income Attributable to Stockholders $ 33.9 47.7 72.0 76.8 Weighted average shares outstanding - Diluted 69.8 68.7 69.3 68.7 Adjusted EPS $ 0.49 0.69 $ 1.04 1.12 (1) Included in non-recurring operational items are impairment charges and exit costs associated with the closures of Grede's Berlin, Wisconsin, and Bessemer, Alabama facilities.

Reconciliation of Income Before Tax to Adjusted EBITDA and Adjusted Free Cash Flow RECONCILIATION OF US GAAP INCOME BEFORE TAX TO ADJUSTED EBITDA AND ADJUSTED FREE CASH FLOW (In millions) Quarter Ended Six Months Ended July 3, 2016 June 28, 2015 July 3, 2016 June 28, 2015 Income before tax $ 50.7 58.3 $ 84.9 108.2 Addbacks to Arrive at Unadjusted EBITDA Interest expense, net 25.9 26.9 52.4 54.5 Depreciation and amortization 55.4 58.8 110.6 115.2 Unadjusted EBITDA $ 132.0 144.0 $ 247.9 277.9 Adjustments to Arrive at Adjusted EBITDA Loss (gain) on foreign currency (8.1) (3.9) 6.2 (8.9) Loss on fixed assets 0.9 0.2 1.2 0.4 Loss on debt extinguishment 0.0 0.4 — 0.4 Debt transaction expenses — 1.6 — 1.7 Stock-based compensation expense 4.5 4.2 8.2 7.5 Non-recurring acquisition related items 2.1 0.4 3.4 0.1 Non-recurring operational items (1) 3.8 6.7 6.0 7.1 Adjusted EBITDA $ 135.2 153.6 $ 272.9 286.2 Capital expenditures (2) 45.5 51.8 90.5 97.9 Adjusted Free Cash Flow $ 89.7 101.8 $ 182.4 188.3 (1) Included in non-recurring operational items are impairment charges and exit costs associated with the closures of Grede's Berlin, Wisconsin, and Bessemer, Alabama facilities. (2) Capital expenditures are shown on an accrual basis as described in the definition of Adjusted Free Cash Flow.

2016 GAAP Reconciliation METALDYNE PERFORMANCE GROUP INC. RECONCILIATION OF 2016 GUIDANCE INCOME BEFORE TAX TO ADJUSTED EBITDA AND ADJUSTED FREE CASH FLOW (In millions) 2016 Guidance 2016 Guidance Low End of Range High End of Range Income before tax $ 130.7 170.7 Addbacks to Arrive at Unadjusted EBITDA Interest expense, net 104.4 104.4 Depreciation and amortization 238.4 238.4 Unadjusted EBITDA 473.5 513.5 Adjustments to Arrive at Adjusted EBITDA Stock-based compensation expense 18.0 18.0 Non-recurring operational items (1) 8.5 8.5 Adjusted EBITDA $ 500.0 540.0 Capital expenditures (2) (190.0) (210.0) Adjusted Free Cash Flow $ 310.0 330.0 (1) Non-recurring operational items include charges for disposed operations and other. (2) Capital expenditures are shown on an accrual basis as described in the definition of Adjusted Free Cash Flow.

Reconciliation of Income Before Tax to Adjusted EBITDA and Adjusted Free Cash Flow $ in Millions Year End December 31, 2015 2014           Income before tax 173.9 54.2 Addbacks to Arrive at Unadjusted EBITDA Interest expense, net 107.5 99.9 Loss on debt extinguishment 0.4 60.7 Depreciation and amortization 229.8 210.8 Unadjusted EBITDA 511.6 425.6 Adjustments to Arrive at Adjusted EBITDA   (20.2)   (15.7) Gain on foreign currency Loss on fixed assets 2.8 2.1 Debt transaction expenses 1.7 3.0 Stock-based compensation expense 27.7 17.3 Sponsor management fee - 5.1 Non-recurring acquisition and purchase accounting related items 3.0 23.0 Non-recurring operational items 11.6 18.2 Adjusted EBITDA 538.2 478.6 Capital expenditures 219.6 177.2 Adjusted Free Cash Flow 318.6 301.4           RECONCILIATION OF US GAAP INCOME BEFORE TAX TO ADJUSTED EBITDA AND ADJUSTED FREE CASH FLOW (In millions)

Quarter Ended July 3, Year Ended December 31, Quarter Ended June 28, Year Ended December 31, 2016 2015 2015 2014 Cash         Cash and cash equivalents $168.50 $168.20 $112.70 $156.50         Debt Short-term debt 0.8 0.7 1.5 1.6 Current portion of long-term debt and capital lease obligations 13.4 14.5 15.6 16.5 Long term debt 1,827.40 1,827.10 1,862.70 1,899.10 LT capital lease obligation 22.6 22.5 22.4 23.4 Total debt $1,864.20 $1 ,864.8 $1,902.2 $1,940.60  Net Debt $1,695.70 $1,696.60 $1,789.50  $1,784.1 Supplemental Data METALDYNE PERFORMANCE GROUP INC. RECONCILIATION OF NET DEBT (In millions) 1 Restated due to the adoption of FASB ASU 2015-04, Interest – Imputation of Interest (Topic 835-30) 1 1

Supplemental Data Quarter Ended July 3, Year Ended December 31, Year Ended December 31, 2016 2015 2014 Net Debt $ 1,695.7 $ 1,696.6 $ 1,784.1 Adjusted EBITDA $ ,524.9 $ ,538.2 $ ,545.1 Net Leverage 3.2 3.2 3.3 METALDYNE PERFORMANCE GROUP INC. RECONCILIATION OF NET LEVERAGE (In millions) Last twelve months Adjusted EBITDA as of Q2 2016 Combined Adjusted EBITDA 1 2

Combined Non-GAAP Financial Information MPG SCHEDULE OF COMBINED NON-GAAP FINANCIAL INFORMATION Full Year Ended December 31, 2014 Net Sales $ 2,717.0 Grede pre-acquisition Net Sales 427.0 Combined Non-GAAP Net Sales 3,144.0 Adjusted EBITDA 478.6 Grede pre-acquisition Adjusted EBITDA 66.5 Combined Adjusted EBITDA $ 545.1 $ in Millions